UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 1, 2007
(Date of earlier event reported)

Inland Western Retail Real Estate Trust, Inc.
(Exact name of registrant as specified in the charter)

Maryland	000-51199	42-1579325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-22(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c)

Section 8 — Other Events

Item 8.01 Other Events.

On November 1, 2007, a stockholder filed a purported class action and derivative complaint in the United States District Court for the Northern District of Illinois, Eastern Division, against, among others, Inland Western Retail Real Estate Trust (the “Company”), the Company’s current business manager/advisor and property managers (Inland Western Retail Real Estate Advisory Services, Inc., Inland Southwest Management Corp., Inland Northwest Management Corp. and Inland Western Management Corp), and certain of the officers and directors of the Company.  The complaint attempts to assert class action claims on behalf of all persons who are entitled to vote on the proxy statement filed with the Securities and Exchange Commission on September 10, 2007, as amended or supplemented (the “proxy statement”), and derivative claims on behalf of the Company.  A copy of the complaint as filed with the court is attached to this Form 8-K as Exhibit 99.1, which complaint is incorporated by reference into this filing in its entirety.  As of the date hereof, none of the defendants to our knowledge has been served with a copy of the complaint.

The complaint alleges, among other things, (i) that the consideration to be paid for the business manager/advisor and property managers as part of the proposed internalization transaction is excessive; (ii) that the proxy statement relating to the transaction violates Section 14(A), including Rule 14a-9 thereunder, and Section 20(A) of the Securities Exchange Act of 1934, based upon, allegations that the proxy statement contains false and misleading statements or omits to state material facts relating to the proposed internalization; (iii) that the directors and the business manager/advisor and property managers breached their fiduciary duties to the members of the class and to the Company; and (iv) that the proposed internalization transaction will unjustly enrich certain directors and officers of the Company.

The complaint seeks, among other things, (i) certification of the class; (ii) an order declaring the proxy statement false and misleading; (iii) an order declaring the conduct of the defendants to be in violation of law; (iv) nullification of any authorizations secured by the defendants pursuant to the proxy statement to be null and void (including the rescission of all employment agreements entered into in furtherance of the internalization); (v) unspecified monetary damages for the class and derivatively for the Company; (vi) nullification of the proposed mergers and the merger agreement; and (vii) the payment of reasonable attorneys’ fees, experts’ fees, interest and costs of suit.

The Company and its Board of Directors have reviewed the allegations in the complaint and believe the claims asserted against them in the complaint are without merit and intend to vigorously defend this action.

As of the close of business on November 8, 2007, the Company has a quorum present for our upcoming annual meeting on November 13, with 98% of the responding shares having been voted in favor of approving the Merger.

Our Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of our entry into the Merger Agreement and the Merger to be considered and voted on at the annual meeting on November 13, each as defined and previously described in  the proxy statement.  If a stockholder has not already submitted a proxy for use at the annual meeting on November 13, he or she is urged to complete, sign, date and return the proxy card as soon as possible.  If a stockholder has already returned his or her proxy card and wishes to change his or her votes, he or she may revoke his or her proxy at any time before the annual meeting on November 13 by notifying Roberta S. Matlin, our Secretary, at 2901 Butterfield Road, Oak Brook, Illinois 60523, attending the meeting and voting in person, or recasting his or her proxy vote (by internet, telephone or mail) dated after his or her first proxy vote which is received prior to the annual meeting on November 13.  If a stockholder has any questions regarding voting procedures, he or she may call us at 1-630-218-8000 or contact our proxy solicitor Morrow & Co., Inc., at 1-800-573-4804.

Attached to this Form 8-K as Exhibit 99.2 is a copy of a letter from our Chairman of the Board to the Company’s stockholders relating to the foregoing, to be sent to stockholders on November 9, 2007, which letter is incorporated by reference into this filing in its entirety.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit Number	Description

99.1

Complaint, filed November 1, 2007 in the United States District Court, Northern District of Illinois, Eastern Division, captioned City of St. Clair Shores General Employees Retirement System, On behalf of Itself and All Others Similarly Situated, and Derivatively On behalf of Inland Western Retail Real Estate Trust, Inc., Plaintiff, v. Inland Western Retail Real Estate Trust, Inc., Inland Western Real Estate Corporation, The Inland Group, Inc., Inland Western Retail Real Estate Advisory Services, Inc., Inland Southwest Management Corp., Inland Northwest Management Corp., Inland Western Management Corp., Robert D. Parks, Brenda G. Gujral, Frank A. Catalano, Jr., Kenneth H. Beard, Paul R. Gauvreau, Gerald M. Gorski, Barbara A. Murphy, Steven P. Grimes, Daniel A. Goodwin, Robert A. Baum, G. Joseph Cosenza, and William Blair & Company, L.L.C., Defendants.

99.2	Letter from Chairman of the Board of Inland Western Retail Real Estate Trust, Inc. to stockholders, dated November 9, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

By:	/s/ Brenda G. Gujral
Title:	Chief Executive Officer
Date:	November 9, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.1

Complaint, filed November 1, 2007 in the United States District Court, Northern District of Illinois, Eastern Division, captioned City of St. Clair Shores General Employees Retirement System, On behalf of Itself and All Others Similarly Situated, and Derivatively On behalf of Inland Western Retail Real Estate Trust, Inc., Plaintiff, v. Inland Western Retail Real Estate Trust, Inc., Inland Western Real Estate Corporation, The Inland Group, Inc., Inland Western Retail Real Estate Advisory Services, Inc., Inland Southwest Management Corp., Inland Northwest Management Corp., Inland Western Management Corp., Robert D. Parks, Brenda G. Gujral, Frank A. Catalano, Jr., Kenneth H. Beard, Paul R. Gauvreau, Gerald M. Gorski, Barbara A. Murphy, Steven P. Grimes, Daniel A. Goodwin, Robert A. Baum, G. Joseph Cosenza, and William Blair & Company, L.L.C., Defendants.

99.2	Letter from Chairman of the Board of Inland Western Retail Real Estate Trust, Inc. to stockholders, dated November 9, 2007